COMMISSIONS AND FEES (Tables)	12 Months Ended
Dec. 31, 2017
COMMISSIONS AND FEES
Schedule of commissions and fees

	Year ended December 31,
	2015	2016	2017	2017
	RMB	RMB	RMB	(Note2) USD
				Unaudited

Spread fees	710,799	932,273	274,630	42,210
Trading commissions, net	191,846	1,517,394	1,875,740	288,296
Overnight fees, net	88,053	97,376	27,501	4,227
Securities service fee	—	—	20,704	3,182

Total	990,698	2,547,043	2,198,575	337,915